Exhibit 10.2

REAFFIRMATION AGREEMENT

This REAFFIRMATION AGREEMENT, dated as of October 19, 2017 (as amended or otherwise modified from time to time, this “Agreement”), by and among TESSCO TECHNOLOGIES INCORPORATED, a Delaware corporation (the “Parent”), each Subsidiary of Parent party hereto (Parent and each such Subsidiary, collectively the “Reaffirming Parties” and each, a “Reaffirming Party”), in favor of SUNTRUST BANK, as administrative agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), for the benefit of Secured Parties.  All capitalized terms used in this Agreement and not otherwise defined herein will have the respective meanings set forth in the Credit Agreement (as hereinafter defined).

RECITALS:

WHEREAS, Parent is party to that certain Credit Agreement dated as of June 24, 2016, among Parent, the Subsidiaries of Parent party thereto as “Borrowers,” the Lenders from time to time parties thereto, the Issuing Bank, and the Administrative Agent, as amended by that certain First Amendment to Credit Agreement dated as of July 17, 2017 (as the same may have been further amended, restated, supplemented, or otherwise modified from time to time before the date hereof, the “Original Credit Agreement”);

WHEREAS, Borrowers have requested an amendment and restatement of the Original Credit Agreement to, among other things, (a) provide for an Aggregate Revolving Commitment Amount of $75,000,000 and (b) include Eligible Inventory in the Borrowing Base;

WHEREAS, concurrently herewith, the Original Credit Agreement is being amended and restated in its entirety by that certain Amended and Restated Credit Agreement dated as of the date hereof (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the Administrative Agent, and the Lenders party thereto;

WHEREAS, pursuant to the terms and conditions of the Original Credit Agreement, the Reaffirming Parties previously (a) entered into that certain Guaranty and Security Agreement dated as of June 24, 2016 (as the same may have been amended, restated, supplemented, or otherwise modified from time to time before the date hereof, the “Original Guaranty and Security Agreement”) and (b) delivered certain other Loan Documents to the Administrative Agent for the benefit of the Secured Parties (the Original Guaranty and Security Agreement, together with such other Loan Documents, collectively, the “Existing Loan Documents”);

WHEREAS, each Reaffirming Party expects to realize, or has realized, substantial direct and/or indirect benefits as a result of the Credit Agreement’s becoming effective and the consummation of the transactions contemplated thereby; and

WHEREAS, it is a condition precedent to effectiveness of the Credit Agreement and the continued making of the financial accommodations of the Administrative Agent and Lenders under the Credit Agreement that each Reaffirming Party enter into this Agreement to acknowledge and agree that the Existing Loan Documents (as amended by the Credit Agreement) and the liens and security interests granted and issued thereunder continue to secure and guarantee the Obligations under the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. RULES OF INTERPRETATION. The rules of interpretation contained in the Credit Agreement shall apply to this Agreement.

2. REAFFIRMATION.

2.1 Reaffirmation of Collateral Documents.  Each Reaffirming Party hereby (to the extent such Reaffirming Party is a party to any Collateral Document (including, without limitation, the Original Guaranty and Security Agreement) (a) acknowledges and agrees the Liens granted to the Administrative Agent for the benefit of the Secured Parties under the Collateral Documents are in full force and effect, constitute valid and perfected Liens on the Collateral having priority over all other Liens on the Collateral (except Permitted Liens) and are enforceable in accordance with the terms of the applicable Collateral Documents, and will continue to secure the Obligations, including the Obligations pursuant to the Credit Agreement, (b) reaffirms all of its obligations owing to the Administrative Agent and the Lenders under the Collateral Documents, and (c) acknowledges and agrees that the Collateral Documents shall continue to constitute a legal, valid and binding obligation of such Reaffirming Party, enforceable in accordance with their terms.

2.1 Reaffirmation of Guaranty.  Each Reaffirming Party (other than the Borrowers) hereby confirms and ratifies that all of its obligations as a Guarantor shall continue in full force and effect for the benefit of the Administrative Agent and the Secured Parties with respect to the Obligations under the Loan Documents (as amended by the Credit Agreement).

2.2 Amendment. On and after the date on which the Credit Agreement becomes effective in accordance with the terms thereof:

(a) Each reference, whether direct or indirect, in the Original Guaranty and Security Agreement to the “Credit Agreement” shall mean and be a reference to the Credit Agreement (as may be further amended, amended and restated, modified or supplemented and in effect from time to time).

(b) The definition of any term defined in the Original Guaranty and Security Agreement by reference to the terms defined in the Original Credit Agreement shall be amended to be defined by reference to the defined term in the Credit Agreement (as may be further amended, amended and restated, modified or supplemented and in effect from time to time).

3. Representations and Warranties. In consideration of the execution and delivery of this Agreement, each Reaffirming Party hereby represents and warrants as follows:

3.1 The execution, delivery and performance by each Reaffirming Party of this Agreement (a) are all within such Reaffirming Party’s organizational powers, (b) have been duly authorized, (c) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect or will be obtained or made in connection with the Credit Agreement, (d) will not violate any Requirement of Law applicable to any Reaffirming Party or any of its Subsidiaries, (e) will not violate or result in a default under any material indenture or other material agreement or instrument binding upon any Reaffirming Party or any of the Subsidiaries or its assets, or give rise to a right under any such material indenture, agreement, or instrument (other than a Loan Document) to require any payment to be made by any Reaffirming Party or any of the Subsidiaries, and (f) will not result in the creation or imposition of any Lien on any asset of any Reaffirming Party or any of the Subsidiaries, except Liens created or permitted pursuant to the Loan Documents.

3.2 Each Reaffirming Party will receive direct and indirect benefits as a result of the Credit Agreement becoming effective and the consummation of the transactions contemplated thereby.

3.3 Each Reaffirming Party represents and warrants that all the representations and warranties made by such Reaffirming Party in each of the Existing Loan Documents are true and correct in all material respects on and as of the date hereof, except that such representations and warranties (a) that relate solely to an earlier date shall be true and correct in all material

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respects as of such earlier date and (b) shall be true and correct in all respects to the extent they are qualified by a materiality standard.
4. MISCELLANEOUS.
4.1 Collateral Document. This Agreement is a Collateral Document executed pursuant to the Credit Agreement.

4.2 Effectiveness. This Agreement shall become effective on the date first set forth above.

4.3 No Novation.  This Agreement shall not extinguish the obligations for the payment of any amounts due under the Original Credit Agreement or discharge or release the performance of any party or the priority of any security under the Original Guaranty and Security Agreement.  Nothing herein contained or in the Credit Agreement shall be construed as a substitution, novation, release or discharge of (a) any of the Obligations outstanding under the Credit Agreement or (b) any of the obligations outstanding under the Original Guaranty and Security Agreement or instruments regarding the same, each of which shall remain in full force and effect, except to any extent modified hereby or by Credit Agreement.  All such security interests and Liens granted under the Original Credit Agreement and the Original Guaranty and Security Agreement shall continue in full force and effect as amended, supplemented or otherwise modified herein or in the Credit Agreement.

4.4 Amendments and Waivers.  No amendment, modification, termination, or waiver of any provision of this Agreement will be effective without the written concurrence of each Reaffirming Party and the Administrative Agent.

4.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.6 Applicable Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.7 Counterparts; Facsimile Signature.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.  In the event that any signature is delivered by fax or other electronic transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf the signature is executed) the same with the same force and effect as if such signature page were an original thereof

[Continued on following page.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

PARENT:

TESSCO TECHNOLOGIES INCORPORATED, a Delaware corporation

By:	/s/ Aric M. Spitulnik
Name: Aric M. Spitulnik
Title: Senior Vice President

BORROWERS:

TESSCO INCORPORATED, a Delaware corporation

By:	/s/ Aric M. Spitulnik
Name: Aric M. Spitulnik
Title: Vice President

GW SERVICE SOLUTIONS, INC., a Delaware corporation

By:	/s/ Aric M. Spitulnik
Name: Aric M. Spitulnik
Title: Vice President

TESSCO SERVICE SOLUTIONS, INC., a Delaware corporation

By:	/s/ Aric M. Spitulnik
Name: Aric M. Spitulnik
Title: Vice President

TCPM, INC., a Delaware corporation

By:	/s/ Aric M. Spitulnik
Name: Aric M. Spitulnik
Title: Vice President

WIRELESS SOLUTIONS INCORPORATED, a Maryland corporation

By:	/s/ Aric M. Spitulnik
Name: Aric M. Spitulnik
Title: Vice President

TESSCO FINANCIAL CORPORATION, a Delaware corporation

By:	/s/ Aric M. Spitulnik
Name: Aric M. Spitulnik
Title: Vice President

TESSCO COMMUNICATIONS INCORPORATED, a Delaware corporation

By:	/s/ Aric M. Spitulnik
Name: Aric M. Spitulnik
Title: Vice President

TESSCO BUSINESS SERVICES, LLC, a Delaware limited liability company

By:	/s/ Aric M. Spitulnik
Name: Aric M. Spitulnik
Title: Vice President

TESSCO INTEGRATED SOLUTIONS, LLC, a Delaware limited liability company

By:	/s/ Aric M. Spitulnik
Name: Aric M. Spitulnik
Title: Vice President

SUNTRUST BANK
as the Administrative Agent, as the Issuing Bank, as
the Swingline Lender and as the Lender

By:	/s/ Christopher M Waterstreet
Name:	Christopher M Waterstreet
Title:	Director